FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT DATED JUNE 14, 2019

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$30,000,000.00	06-16-2020		55120-0201	9A00 / AA	00000160370	00229	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Heartland Financial USA, Inc.
1398 Central Avenue
Dubuque, IA 52001-5021

Lender: Bankers Trust Company
453 7th Street
P.O. Box 897
Des Moines, IA 50304-0897
(800) 362-1688

This First Amendment to Business Loan Agreement by this reference is made a part of the Business Loan Agreement dated June 14, 2019, and is executed in connection with a loan or other financial accommodations between Heartland Financial USA, Inc. ("Borrower") and Bankers Trust Company ("Lender") on the following terms and conditions.

Borrower and Lender acknowledge the following change(s):

PAGE 4

NEGATIVE COVENANTS

Additional Financial Restrictions.

Loans, Acquisitions and Guaranties - deleted in its entirety and replaced with:

Loans, Acquisitions and Guaranties. Borrower shall not pay or redeem any principal amount owing under the Subordinated Debt, Common Stock, Preferred Stock, Depository Shares, Warrants, Rights or Units if the Loan(s) are in default, or if said payment will result in an event of default, without Lender's prior consent.

All other requirements within this section to remain the same.

READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN AGREEMENT MAY BE LEGALLY ENFORCED. THE PARTIES MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT AND AGREES TO ITS TERMS.

BORROWER ACKNOWLEDGES RECEIPT OF AN EXECUTED COPY OF THIS AGREEMENT.

THIS FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT DATED JUNE 14, 2019 IS EXECUTED JUNE 16, 2020..

BORROWER:

HEARTLAND FINANCIAL USA, INC.

By: ______________________________
Bryan McKeag, CFO of Heartland Financial USA, Inc.

LENDER:

BANKERS TRUST COMPANY

X ______________________________
Ben A. Miller, Vice President

LaserPro, Ver. 19.3.0.038 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - IA Q:\CFI\LPL\G80.FC TR-53100 PR-330